Exhibit 32.1

                           SECTION 1350 CERTIFICATION

I, Henk H. Evers, the President of Ridgewood Hotels, Inc. (the "Company"), do hereby certify in accordance with 18 U.S.C.ss.1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

      1. The Quarterly Report on Form 10-QSB of the Company for the three months ended June 30, 2003 (the "Quarterly Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. ss.ss.78m or 78o(d)); and

      2. The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2003


         /s/ Henk H. Evers
         ---------------------------------
         HENK H. EVERS
         President


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